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                                                                      EXHIBIT 21

                       LORAL CORPORATION AND SUBSIDIARIES

     As of March 31, 1995, active subsidiaries, all 100% owned directly or indirectly (except as noted below), consist of the following:

                                                                                   STATE OR COUNTRY
                                                                                   OF INCORPORATION
                                                                                -----------------------
Conic Corporation.............................................................  Delaware
  MC Acquisition Corporation..................................................  Pennsylvania
Frequency Sources, Inc........................................................  Delaware
  FSI Investment Corporation..................................................  Massachusetts
  Loral Infrared & Imaging Systems, Inc.......................................  Delaware
LC Acquiring Corp.............................................................  Delaware
  Loral Defense Systems Corp..................................................  Delaware
  Loral Librascope Corporation................................................  Delaware
  Loral Fairchild Corp........................................................  Delaware
  Loral Federal Systems Company...............................................  Delaware
    Loral Aerospace Systems Integration Corporation...........................  Delaware
    Loral Federal Services Corporation........................................  Delaware
    Loral International Air Traffic Corporation...............................  Delaware
  LORAL/ROLM Mil-Spec Corp....................................................  Delaware
Loracon Sales Corporation.....................................................  Delaware
Loral Aerospace Holdings, Inc.................................................  Delaware
  Loral Aerospace Corp........................................................  Delaware
    Logistic Services Corporation.............................................  Delaware
    Loral Aerospace International, Inc........................................  Delaware
      Servicios Tecnicos Loral de Mexico, S.A. de C.V. (8)....................  United Mexican States
      WITG, Inc.(5)...........................................................  Delaware
    Loral General Partner, Inc................................................  Delaware
      Loral Globalstar Limited................................................  Cayman Islands
    Loral Medical Imaging Systems, Inc........................................  Delaware
  Space Systems/Loral, Inc.(2)................................................  Delaware
    International Space Technology, Inc.(3)...................................  Delaware
      Cosmotech(3)............................................................  Russian Federation
    SS/L Export Corporation(2)................................................  U.S Virgin Islands
Loral American Beryllium Corporation..........................................  Delaware
  Be MI AG(1).................................................................  Switzerland
Loral Electro-Optical Systems, Inc............................................  Delaware
  Electro-Opticas Superior S.A. de C.V........................................  United Mexican States
Loral Europe Limited..........................................................  United Kingdom
Loral Hycor, Inc..............................................................  Delaware
  Hycor International, Inc....................................................  Massachusetts
Loral International, Inc......................................................  Delaware
  L/E Systems Corporation(4)..................................................  Delaware
  Loral International Belgian Services Limited................................  Delaware
  Loral International GmbH....................................................  Republic of Germany
  Loral International Systems Limited.........................................  Delaware
  Mikrodalga Elektronik Sistemler Sanayi Ve Tacaret Anonim Sirketi(7).........  Turkey
Loral Properties Inc. ........................................................  Delaware
Loral Sales Office Corp. .....................................................  Delaware
Loral Sonar Systems Corp. ....................................................  Delaware
Loral Travel Services, Inc....................................................  Delaware
Loral Vought Systems Corporation..............................................  Delaware
  Loral Vought Services, Inc..................................................  Delaware
  MLRS International Corporation(6)...........................................  Delaware
The Narda Microwave Corporation...............................................  New York
  The Narda International Corp................................................  New York
Randtron Systems, Inc.........................................................  Delaware
  Loral Export Corporation....................................................  U.S. Virgin Islands
  Loral Securities, Inc.......................................................  Delaware
Valley Association Corporation(4).............................................  Ohio

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(1) Only 33.3% owned directly or indirectly
(2) Only 51% owned directly or indirectly
(3) Only 25.2% owned directly or indirectly
(4) Only 50% owned directly or indirectly
(5) Only 25% owned directly or indirectly
(6) Only 77.48% owned directly or indirectly
(7) Only 50.67% owned directly or indirectly
(8) Only 99.98% owned directly or indirectly